Exhibit 10.2

Execution Version

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of January 4, 2019, is made and entered into by and among Agiliti, Inc., a Delaware corporation (the “Company”), THL Agiliti LLC, a Delaware limited liability company (“THL Agiliti”), Thomas J. Leonard (the “Executive”), and the individuals listed as Other Holders on the signature pages hereto (the “Other Holders” and, together with THL Agiliti, the Executive and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 6.2 of this Agreement, a “Holder” and collectively the “Holders”).

RECITALS

WHEREAS, Federal Street Acquisition Corp., a Delaware corporation (“FSAC”), and certain of the Holders are parties to a Registration Rights Agreement, dated as of July 18, 2017 (the “Existing Registration Rights Agreement”);

WHEREAS, on December 19, 2018, the Company entered into an Amended and Restated Agreement and Plan of Merger (as amended to date, the “Merger Agreement”) with FSAC, Agiliti Holdco, Inc. (f/k/a “UHS Holdco, Inc.”), a Delaware corporation (“Agiliti Holdco”), Umpire SPAC Merger Sub, Inc., a Delaware corporation, Umpire Cash Merger Sub, Inc. a Delaware corporation, IPC/UHS, L.P. and IPC/UHS Co-Investment Partners, L.P. in the capacities set forth therein and solely for the purposes of Sections 1.6 and 9.12 thereof, Umpire Equity Merger Sub, Inc., a Delaware corporation, pursuant to which FSAC and Agiliti Holdco will become wholly-owned subsidiaries of the Company;

WHEREAS, pursuant to the Merger Agreement, holders of FSAC common stock will receive shares of Common Stock (as defined below) and warrants to purchase FSAC common stock will become warrants to purchase Common Stock;

WHEREAS, pursuant to the Merger Agreement, holders of Agiliti Holdco common stock will receive cash and, in the case of certain management equityholders, common stock and/or options to purchase shares of Common Stock;

WHEREAS, the parties to the Existing Registration Rights Agreement wish to terminate such agreement and enter into this Agreement with respect to the Common Stock and Warrants to purchase Common Stock (“Warrants”);

WHEREAS, it is a condition to the consummation of the transactions contemplated by the Merger Agreement that the parties hereto enter into this Agreement, pursuant to which the Company shall grant to THL Agiliti, the Executive and the Other Holders certain registration rights with respect to the Registrable Securities (as defined below), as set forth in this Agreement; and

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1                               Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Board, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making such information public.

“Agreement” shall have the meaning given in the Preamble hereto.

“Affiliate” of any person shall mean any other person controlled by, controlling or under common control with such person; provided that (i) the Company and its subsidiaries shall not be deemed to be Affiliates of any Holder and (ii) no Holder shall be deemed to be an Affiliate of any other Holder by reason of an investment in, or holding of Common Stock (or securities convertible or exchangeable for shares of Common Stock) or Warrants of, the Company.  As used in this definition, “control” (including, with its correlative meanings, “controlling,” “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise).

“Beneficially Own” and correlative terms such as “Beneficial Ownership” shall have the meaning set forth in Rule 13d-3 under the Exchange Act and shall be calculated in accordance therewith.

“Board” shall mean the Board of Directors of the Company.

“Block Trade” shall mean an offering and/or sale of Registrable Securities by any Holder on a block trade basis (whether underwritten or otherwise) effected without substantial marketing efforts prior to the pricing, including, without limitation, a same day trade, overnight trade or similar transaction.

“Commission” shall mean the Securities and Exchange Commission.

“Common Stock” shall mean the Company’s common stock, par value $0.0001 per share.

“Company” shall have the meaning given in the Preamble hereto.

“Demand Registration” shall have the meaning given in subsection 2.1.1.

“Demanding THL Holders” shall have the meaning given in subsection 2.1.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Executive” shall have the meaning given in the Preamble hereto.

“Executive Registrable Securities” shall mean (i) all shares of Common Stock (including any shares of Common Stock issued or issuable upon exercise of Rollover Options (as defined in the Merger Agreement) or pursuant to awards granted under the Company’s incentive plans) whether now held or hereafter acquired and (ii) any other equity security of the Company issued or issuable with respect to any such share of Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization, in each case held by the Executive and his Permitted Transferees.

“Existing Registration Rights Agreement” shall have the meaning given in the Recitals hereto.

“Follow-on Holdback Period” shall have the meaning given in subsection 3.4.1.

“FSAC” shall have the meaning given in the Recitals hereto.

“Holders” shall have the meaning given in the Preamble hereto.

“Initial Holdback Period” shall mean the period commencing on the date hereof and continuing until July 3, 2019, which is the calendar date that is 180 days following the date hereof.

“Maximum Number of Securities” shall have the meaning given in subsection 2.1.4.

“Merger Agreement” shall have the meaning in the Recitals hereto.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus in the light of the circumstances under which they were made not misleading.

“Other Holders” shall have the meaning given in the Preamble hereto.

“Other Registrable Securities” shall mean (i) all shares of Common Stock received pursuant to the Merger Agreement in exchange for Class A common stock of FSAC, and (ii) any other equity security of the Company issued or issuable with respect to any such share of Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization, in each case held by each of the Other Holders and their respective Permitted Transferees.

“Permitted Transferees” shall mean a person or entity to whom a Holder of Registrable Securities is permitted to transfer such Registrable Securities in accordance with this Agreement, to the extent such Registrable Securities remain Registrable Securities following such transfer.

“Piggyback Registration” shall have the meaning given in subsection 2.2.1.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Pro Rata” shall have the meaning given in subsection 2.1.4(a).

“Registrable Securities” shall mean the THL Registrable Securities, the Executive Registrable Securities and the Other Registrable Securities; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) (but with no volume or other restrictions or limitations) and represent beneficial ownership of less than 2.5% of the outstanding Common Stock; or (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean any and all expenses of a Registration, regardless of whether the applicable Registration Statement is declared effective, including, without limitation, the following:

(A)                               all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Common Stock is then listed;

(B)                               fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C)                               expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the Registration;

(D)                               printing, messenger, telephone and delivery expenses;

(E)                                fees and disbursements of custodians, counsel for the Company, all independent registered public accountants of the Company incurred specifically in connection with such Registration (including the expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of any “comfort” letters or any special audits incidental to or required by any registration or qualification);

(F)                                 reasonable fees and expenses of legal counsel to the Holders holding Registrable Securities included in each Registration Statement selected pursuant to Section 3.2 hereof;

(G)                               costs of printing and producing any agreements among Underwriters, underwriting agreements, any “blue sky” or legal investment memoranda and any selling agreements and other documents in connection with the Registration and the offering, sale or delivery of the Registrable Securities;

(H)                              fees and disbursements of Underwriters customarily paid by issuers of securities, including, if necessary, a “qualified independent underwriter” within the meaning of the rules of the Financial Industry Regulatory Authority, Inc. (in each case, excluding underwriting discounts, commissions and transfer taxes);

(I)                                   transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with the Registration; and

(J)                                   fees and expenses payable in connection with any ratings of the Registrable Securities, including expenses relating to any presentations to rating agencies.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Requesting Holder” shall have the meaning given in subsection 2.1.1.

“Sale Transaction” shall have the meaning given in subsection 3.4.1.

“Shelf Offering” shall have the meaning given in subsection 2.4.2.

“Shelf Offering Notice” shall have the meaning given in subsection 2.4.2.

“Shelf Registration” shall have the meaning given in subsection 2.4.2.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Special Registration Statement” shall mean a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing securityholders, (iii) for an offering of debt that is convertible into equity securities of the Company, (iv) for the registration of shares of Common Stock issuable upon exercise of securities exercisable or convertible into Common Stock, or (iv) for a dividend reinvestment plan.

“THL Agiliti” shall have the meaning given in the Preamble hereto.

“THL Registrable Securities” shall mean (i) all shares of Common Stock (including any shares of Common Stock issued or issuable upon exercise of Warrants) whether now held or hereafter acquired, (ii) all Warrants whether now held or hereafter acquired, and (iii) any other equity security of the Company issued or issuable with respect to any such share of Common Stock or Warrants by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization, in each case held by THL Agiliti or any of its Affiliates and Permitted Transferees.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Warrants” shall have the meaning given in the Recitals hereto.

“WKSI” means a “well-known seasoned issuer” as defined under Rule 405 of the Securities Act.

ARTICLE II
REGISTRATIONS

2.1                               Demand Registration for Non-Shelf Offerings

2.1.1                     Request for Registration. Subject to the provisions of subsection 2.1.4 and Section 3.5 hereof, at any time and from time to time on or after the date the Company consummates the transactions contemplated by the Merger Agreement, the holders of a majority of the THL Registrable Securities (the “Demanding THL Holders”) may make a written demand for Registration of all or part of their respective Registrable Securities, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”).  The Company shall, within five (5) days of the Company’s receipt of the Demand Registration, notify, in writing, all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Requesting Holder”) shall so notify the Company, in writing, within five (5) days after the receipt by the Holder of the notice from the Company. For the avoidance of doubt, to the extent a Requesting Holder also separately possesses Demand Registration rights pursuant to this Section 2.1.1 but is not the Holder who exercised such Demand Registration rights, the exercise by such Requesting Holder of its rights pursuant to the foregoing sentence shall not count as the exercise by it of one of its Demand Registration rights.  Upon receipt by the Company of any written notification from a Requesting Holder(s) to the Company, such Requesting Holder(s) shall be entitled to have its Registrable Securities included in a Registration pursuant to a Demand Registration and the Company shall effect, as soon thereafter as practicable, but not more than twenty (20) days immediately after the Company’s receipt of the Demand Registration, the Registration of all Registrable Securities

requested by the Demanding THL Holders and Requesting Holders pursuant to such Demand Registration.  The holders of a majority of THL Registrable Securities will have the right to initiate up to (3) Demand Registrations in a twelve-month period pursuant this subsection 2.1.1 on behalf of the Holders of THL Registrable Securities; provided, however, that a Registration shall not be counted for such purposes unless the Registration Statement has become effective and all of the Registrable Securities requested by the Requesting Holders to be registered on behalf of the Requesting Holders in such Registration have been sold, in accordance with Section 3.1 of this Agreement; provided, further that, the Company will not be required to effect more than one Demand Registration in any consecutive 90-day period. Each Holder agrees that such Holder shall treat as confidential the receipt of the notice of Demand Registration and shall not disclose or use the information contained in such notice of Demand Registration without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement.

2.1.2                     Effective Registration. Notwithstanding the provisions of subsection 2.1.1 above or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration (i) unless and until the Registration Statement filed with the Commission with respect to a Registration pursuant to a Demand Registration has been declared effective by the Commission and (ii) the Company has complied with all of its obligations under this Agreement with respect thereto; provided, further, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency the Registration Statement with respect to such Registration shall be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and the Holders of a majority of the Registrable Securities participating in the Registration elect to continue with such Registration and accordingly notify the Company in writing, but in no event later than five (5) days of such removal, rescission or termination, of such election; provided, further, that the Company shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration becomes effective or is subsequently terminated.

2.1.3                     [Reserved.]

2.1.4                     Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Registration pursuant to a Demand Registration, in good faith, advises the Company, the Demanding THL Holders and the Requesting Holders (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding THL Holders and the Requesting Holders (if any) desire to sell exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the THL Registrable Securities, the Executive Registrable Securities and the Other Registrable Securities requested to be included in the Registration shall be included in such Underwritten Offering pro rata based on the respective number of Registrable Securities that each Holder thereof Beneficially Owns and the aggregate number of Registrable Securities that such Holders Beneficially Own (such proportion is referred to herein as “Pro Rata”), in an aggregate amount up to the Maximum Number of Securities.

2.1.5                     Demand Registration Withdrawal. Demanding THL Holders and Requesting Holders shall have the right to withdraw all or a portion of their Registrable Securities from a Registration pursuant to a Demand Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw such Registrable Securities from such Registration (x) in the case of a Demand Registration not involving an Underwritten Offering, prior to the effectiveness of the applicable Registration Statement or (y) in the case of any Demand Registration involving an Underwritten Offering, prior to the pricing of such Underwritten Offering. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Registration pursuant to a Demand Registration prior to its withdrawal under this subsection 2.1.5.

2.1.6                     Limitation on Participation in Demand Registrations. The Company shall not grant to any other stockholders of the Company the right to request the Company to register any securities of the Company in a Demand Registration, without the prior written consent of the Holders of a majority of the Registrable Securities participating in a Demand Registration.

2.2                               Piggyback Registration.

2.2.1                     Piggyback Rights. Subject to the provisions of Section 4.1 hereof, if the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the Company other than a Demand Registration governed by Section 2.1 or a Shelf Registration, Shelf Offering or Block Trade governed by Section 2.3), other than a Special Registration Statement, then the Company shall give written notice of such proposed filing to all of the Holders of Registrable Securities as soon as practicable but not less than fifteen (15) days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within ten (10) days after receipt of such written notice (such Registration a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.2.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof.

2.2.2                     Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback

Registration in writing that the dollar amount or number of the Common Stock that the Company desires to sell, taken together with (i) the Common Stock, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant Section 2.2 hereof, and (iii) the Common Stock, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Number of Securities, then

(a)                                 the Company shall include in any such Registration, (i) first, the Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the THL Registrable Securities, the Executive Registrable Securities and the Other Registrable Securities requested to be included in the Registration Pro Rata; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Common Stock, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of other stockholders of the Company, which can be sold without exceeding the Maximum Number of Securities; and

(b)                                 If the Registration is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration, (i) first, the THL Registrable Securities, the Executive Registrable Securities and the Other Registrable Securities requested to be included in the Registration Pro Rata and the Common Stock or other equity securities requested to be included by persons or entities other than the Holders of Registrable Securities Pro Rata (calculated in the case of persons or entities other than the Holders of Registrable Securities based upon such person’s or entity’s Beneficial Ownership of Common Stock); and (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), at the Company’s election, the Common Stock elected to be sold by the Company or of other persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

2.2.3                     Piggyback Registration Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration.  The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.2.3.

2.2.4                     Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration effected pursuant to Section 2.2 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under Section 2.1 hereof.

2.3                               Shelf Registrations.

2.3.1                     Demands for Shelf Registration. The Demanding THL Holders initiating a Demand Registration may request that the registration be made pursuant to Rule 415 under the Securities Act (a “Shelf Registration”) and, if the Company is a WKSI at the time any request for a Demand Registration is submitted to the Company, that such Shelf Registration be an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “Automatic Shelf Registration Statement”).  Each such request for a Shelf Registration shall specify the approximate number of Registrable Securities requested to be registered and the intended method of distribution, which shall permit, in addition to firm commitment Underwritten Offerings, any other lawful means of disposition of Registrable Securities. Within five (5) days after receipt of any such request, the Company shall give written notice of the Demand Registration to all other Holders and, subject to the terms of subsection 2.1.4, shall include in such Demand Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within five (5) days after the receipt of the Company’s notice.  Until such time as all Registrable Securities cease to be Registrable Securities or the Company is no longer eligible to maintain a Shelf Registration Statement, the Company will keep current and effective such Shelf Registration Statement and file such supplements or amendments to such Shelf Registration Statement as may be necessary or appropriate in order to keep such Shelf Registration Statement continuously effective and usable for the resale of Registrable Securities under the Securities Act.

2.3.2                     Non-Underwritten Shelf Offerings. Subject to the provisions of Section 3.5 and Section 4.1 hereof, in the event that a Registration Statement for a Shelf Registration is effective, the Holders of Registrable Securities included in such Registration Statement shall have the right at any time or from time to time to elect to sell pursuant to an offering (other than an Underwritten Offering), Registrable Securities available for sale pursuant to such Registration Statement (“Shelf Registrable Securities”), and shall  make such election by delivering to the Company a written notice (a “Shelf Offering Notice”) with respect to such offering specifying the number of Shelf Registrable Securities that such Holders desire to sell pursuant to such offering (the “Shelf Offering”). A Holder’s election to sell Shelf Registrable Securities in a Shelf Offering that is not an Underwritten Offering shall not trigger any notification or participation rights hereunder.

2.3.3                     Underwritten Shelf Offerings. The holders of a majority of the THL Registrable Securities shall have the right at any time or from time to time to elect to sell Shelf Registrable Securities pursuant to an Underwritten Offering, and shall  make such election by delivering to the Company a Shelf Offering Notice with respect to such Underwritten Offering specifying the number of Shelf Registrable Securities that such Holders desire to sell pursuant to such offering.  As promptly as practicable, but no later than two (2) business days after receipt of such Shelf Offering Notice, the Company shall give written notice of such Shelf Offering Notice to all other Holders of Shelf Registrable Securities.  The Company, subject to subsection 2.3.6 and Section 3.5, shall include in such Shelf Offering the Shelf Registrable Securities of any other Holder of Shelf Registrable Securities that shall have made a written request to the Company for inclusion in such Shelf Offering (which request shall specify the maximum number of Shelf Registrable Securities intended to be disposed of by such Holder) within three (3) days after the receipt of the Shelf Offering Notice.  The Company shall, as expeditiously as possible (and in any event within fifteen (15) days after the receipt of a Shelf Offering Notice), use its best efforts to facilitate such Shelf Offering.  Each Holder agrees that such Holder shall treat as confidential the Shelf Offering Notice and shall not disclose or use the information contained in the Company’s notice regarding the Shelf Offering Notice without the prior written consent of the Company and the Holders of Registrable Securities initiating such Shelf Offering until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement.

2.3.4                     Block Trades. If Holders of a majority of the THL Registrable Securities included in a  Registration Statement wish to engage in a Block Trade off of a Shelf Registration Statement (either through filing an Automatic Shelf Registration Statement or through a take-down from an already existing Registration Statement for a Shelf Offering), then notwithstanding the time periods set forth in subsection 2.4.2, such Holders shall notify the Company of the Block Trade Shelf Offering not less than two (2) business days prior to the day such offering is to commence. If such Block Trade is an Underwritten Offering, the Company shall promptly notify other Holders of Registrable Securities of such Block Trade Shelf Offering and such other Holders of Registrable Securities must elect whether or not to participate by the next business day (i.e. one (1) business day prior to the day such offering is to commence) (unless a longer period is agreed to by the Holders of a majority of the THL Registrable Securities initiating the Block Trade) and the Company shall as expeditiously as possible use its best efforts to facilitate such offering (which may close as early as two (2) business days after the date it commences); provided that no holder of securities of the Company, other than a Holder of Registrable Securities, shall be permitted to participate in an underwritten Block Trade Shelf Offering without the consent of the holders of a majority of the Registrable Securities participating in the underwritten Block Trade.

2.3.5                     Prospectus Supplements and Post-Effective Amendments. The Company shall, at the request of the Holders of a majority of the Registrable Securities covered by a Shelf Registration Statement, file any prospectus supplement or any post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by the holders of a majority of the Registrable Securities to effect a Shelf Offering.

2.3.6                     Reduction of Shelf Offering. If the managing Underwriter or Underwriters in an Underwritten Registration pursuant to a Shelf Offering, in good faith, advises the Company, the Demanding THL Holders and the Requesting Holders (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding THL Holders and the Requesting Holders (if any) desire to sell, taken together with all other Common Stock or other equity securities that the Company desires to sell, exceeds the Maximum Number of Securities then the Company shall include in any such Shelf Offering, Registrable Securities pursuant to the provisions of subsection 2.1.4.

2.3.7                     Shelf Registration Withdrawals. Any Holder of Shelf Registrable Securities shall have the right to withdraw all or a portion of their Shelf Registrable Securities from a Shelf Offering for any or no reason whatsoever upon written notification to the Company and the

Underwriter or Underwriters (if any) of his, her or its intention to withdraw such Shelf Registrable Securities from such Shelf Offering prior to (x) in the case of a Shelf Offering not involving an Underwritten Offering, the effectiveness of the applicable Registration Statement or (y) in the case of any Shelf Registration involving an Underwritten Offering, prior to the pricing of such Underwritten Offering.  Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Shelf Registration prior to its withdrawal under this subsection 2.3.7.

2.4                               Underwritten Offering. Subject to the provisions of subsection 2.1.4, subsection 2.2.2 and Section 3.5, if (i) the Holders of a majority of the Registrable Securities participating in a Demand Registration or a Shelf Registration or a Shelf Offering (including a Block Trade) so advise the Company as part of their Registration that the offering of the Registrable Securities shall be in the form of an Underwritten Offering or (ii) the Company advises the Holders of Registrable Securities that a Piggyback Registration shall be in the form of an Underwritten Offering, then the right of any Holder to include its Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in such Underwritten Offering to the extent provided herein. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering shall comply with the requirements under Section 3.3. The Underwriter(s) for an Underwritten Offering subject to Section 2.1.4 and Section 2.3.6 shall be selected by the Holders of a majority of the Registrable Securities participating in the Demand Registration, the Shelf Registration, the Shelf Offering or Block Trade, as applicable.

ARTICLE III
COMPANY PROCEDURES

3.1                               General Procedures. Whenever the Company is required to effect the Registration of Registrable Securities pursuant to this Agreement, the Company shall use its best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:

3.1.1                     prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

3.1.2                     prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by the Holders or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

3.1.3                     prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders, which documents shall be subject to the review and comment of such counsel;

3.1.4                     prior to any public offering of Registrable Securities, use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5                     cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

3.1.6                     provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7                     advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8                     at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities or its counsel;

3.1.9                     notify the Holders at any time when (i) it receives notice of the date and time when such Registration Statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any Prospectus relating to a Registration Statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (ii) it receives any request by the

Commission for the amendment or supplementing of such Registration Statement or Prospectus or for additional information, and (iii) a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, or in the opinion of counsel for the Company does not comply with law, and then to correct such Misstatement or include such information as is necessary to comply with law, in each case as set forth in Section 3.5 hereof;

3.1.10              permit  the Holders, the Underwriters, if any, and any attorney or accountant retained by such Holders or Underwriter to participate in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by the Holders and any such Underwriter, attorney or accountant in connection with the Registration; provided, however, that such Underwriters and other parties enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

3.1.11              furnish to each seller of Registrable Securities such number of copies of the Registration Statement, each amendment and supplement thereto, the Prospectus (including each preliminary prospectus), each free-writing prospectus as defined in Rule 405 under the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

3.1.12              obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Registration, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to the Holders of a majority of the Registrable Securities participating in the Registration and any Underwriter;

3.1.13              on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion (including customary negative assurance), dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holders, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to a majority of the participating Holders and any Underwriter;

3.1.14              in the event of an Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such offering;

3.1.15              use best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

3.1.16              use best efforts to provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

3.1.17              make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

3.1.18              use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering;

3.1.19              if the Company files an Automatic Shelf Registration Statement covering any Registrable Securities, use its best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such Automatic Shelf Registration Statement is required to remain effective;

3.1.20              if the Company does not pay the filing fee covering the Registrable Securities at the time an Automatic Shelf Registration Statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold;

3.1.21              if the Automatic Shelf Registration Statement has been outstanding for at least three (3) years, at the end of the third year, refile a new Automatic Shelf Registration Statement covering the Registrable Securities, and, if at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, use its best efforts to refile the Shelf Registration Statement on Form S-3 or any similar short-form registration statement that may be available at such time and, if such form is not available, Form S-1 or any similar long-form registration statement that may be available at such time, and keep such registration statement effective during the period during which such registration statement is required to be kept effective; and

3.1.22              otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

3.2                               Registration Expenses. The Registration Expenses of all Registrations and related offerings (including Underwritten Offerings and Block Trades) shall be borne by the Company. In connection with each Demand Registration, each Piggyback Registration and each Shelf Offering that is an Underwritten Offering, the Company shall reimburse the Holders of Registrable Securities included in such Registration for the reasonable fees and expenses of one counsel chosen by the Holders of a majority of the Registrable Securities participating in such Demand Registration or Shelf Offering, or participating in such Piggyback Registration, as applicable, and for the reasonable fees and expenses of each additional counsel retained by any Holder for the purpose of rendering a legal opinion on behalf of such Holder in connection with any Underwritten Offering. It is acknowledged by the Holders that the Holders shall bear all selling expenses relating to the sale of Registrable Securities, such as Underwriters” commissions and discounts and brokerage fees.

3.3                               Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

3.4                               Holdback Agreements.

3.4.1                     Holders of Registrable Securities.  Each Holder participating in an Underwritten Offering and if requested by Underwriters managing such Underwritten Offering and each Holder that Beneficially Owns more than 3% of the outstanding Common Stock shall enter into customary lock-up agreements with the managing Underwriter(s) of an Underwritten Offering that provides for the following unless the Underwriters managing such Underwritten Offering otherwise agree in writing, subject to customary exceptions, such holder shall not (A) offer, sell, contract to sell, pledge or otherwise dispose of (including sales pursuant to Rule 144 under the Securities Act), directly or indirectly, any capital stock of the Company (including capital stock of the Company that may be deemed to be Beneficially Owned by such Holder), (B) enter into a transaction which would have the same effect as described in clause (A) above, (C) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences or ownership of any such securities, whether such transaction is to be settled by delivery of such securities, in cash or otherwise (each of (A), (B) and (C) above, a “Sale Transaction”), or (D) publicly disclose the intention to enter into any Sale Transaction, commencing on the earlier of the date on which the Company gives notice to the Holders that a preliminary prospectus has been filed for such Underwritten Offering or the “pricing” of such offering and continuing to the date that is (x) in the case of the first two Underwritten Offerings following the date of this Agreement, up to 90 days following the date of the final Prospectus for such offering, or (y) in case of all subsequent Underwritten Offerings, up to 45 days following the date of the final Prospectus for such offering (or, in each case, such shorter period of time as requested by the Underwriters managing such Underwritten Offering) (a “Follow-on Holdback Period”). The Company may impose stop-transfer instructions with the Company’s transfer agent and registrar with respect to the shares of Common Stock (or other securities) subject to the restrictions set forth in this Section 3.4.1 until the end of such period.

3.4.2                     The Company.  The Company (i) shall not file any Registration Statement for an offering of its equity securities, options or rights convertible into or exchangeable or exercisable for such securities or cause any such Registration Statement to become effective, or effect any public sale or distribution of its equity securities, or any securities, options or rights convertible into or exchangeable or exercisable for such securities (other than as part of such Underwritten Offering or pursuant to a Special Registration Statement) during any Follow-on Holdback Period and (ii) shall use its best efforts to cause (A) each holder of at least 5.0% (on a fully-diluted basis) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, and (B) each of its directors and executive officers to agree not to effect any Sale Transaction during any Follow-on Holdback Period, except as part of such Underwritten Offering and subject to customary exceptions, if otherwise permitted, unless the Underwriters managing the Underwritten Offering otherwise agree in writing.

3.5                               Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than sixty (60) days, determined in good faith by the Board to be necessary for such purpose, or more than once in any 12-month period. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 3.4 and shall not make use of the rights under this Section 3.4 more than once in any 12-month period.

3.6                               Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings. The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of the Common Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any legal opinions. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

3.7                               In-Kind Distributions. If the Holders or any of their respective Affiliates seek to effectuate an in-kind distribution of all or part of their respective Registrable Securities to their respective direct or indirect equityholders, the Company shall, subject to any applicable lock-ups, work with the foregoing persons to facilitate such in-kind distribution in the manner reasonably requested.

ARTICLE IV

TRANSFER RESTRICTIONS

4.1                               Transfer Restrictions. During the Initial Holdback Period, the Executive shall not effect a Sale Transaction with respect to the Common Stock received in connection with the consummation of the transactions contemplated by the Merger Agreement Beneficially Owned by the Executive.  The Executive agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar with respect to the shares of Common Stock (or other securities) subject to the restrictions set forth in this Section 4.1.

4.2                               Transfer Exemptions. Notwithstanding anything to the contrary set forth herein, the Executive may transfer shares of Common Stock during the Initial Holdback Period, (a) to the Company’s officers or directors, or any affiliates or family members of any of the Company’s officers or directors; (b) by gift to a member of the Executive’s immediate family, to a trust, the beneficiary of which is a member of the Executive’s immediate family or an affiliate of such person, or to a charitable organization; (c)  by virtue of laws of descent and distribution upon death of the Executive; (d) pursuant to a qualified domestic relations order; and (e) in the event of the Company’s liquidation, merger, capital stock exchange, reorganization or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property; provided, however, that in the case of clauses (a) through (d), these Permitted Transferees must enter into a written agreement agreeing to be bound by the restrictions herein.

ARTICLE V
INDEMNIFICATION AND CONTRIBUTION

5.1                               Indemnification.

5.1.1                     The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers, directors, partners, stockholders or members and each person who controls such Holder (within the meaning of the Securities Act and Exchange Act) from and against all losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such indemnitee for any legal and other expenses reasonably incurred in connection with investigating or defending the same, except insofar as the same arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such filing in reliance upon and in conformity with any information furnished in writing to the Company by such Holder, relating to such Holder, expressly for use therein. The Company shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

5.1.2                     In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each person who controls the Company (within the meaning of the Securities Act and Exchange Act) from and against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and such Holder will reimburse the Company and such other indemnitees for any legal and other expenses reasonably incurred in connection with investigating or defending the same, but only to the extent that the same arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such filing in reliance upon and in conformity with any information or affidavit so furnished in writing by such Holder, relating to such Holder, expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act and Exchange Act) to the same extent as provided in the foregoing with respect to indemnification of the Company, and the Company shall use its commercially reasonable efforts to ensure that no Underwriter shall require any Holder of Registrable Securities to provide any indemnification other than that provided hereinabove in this Section 5.1.2, and, if, despite the Company’s commercially reasonable efforts, an Underwriter requires any Holder of Registrable Securities to provide additional indemnification, such Holder may elect not to participate in such Underwritten Offering (but shall not have any claim against the Company as a result of such election).

5.1.3                     Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) and which settlement includes a statement or admission of fault or culpability on the part of such indemnified party or does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

5.1.4                     The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, partner, stockholders or members, or controlling person of such indemnified party and shall survive the transfer of Registrable Securities.

5.1.5                     If the indemnification provided under Section 5.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities and expenses shall be determined by reference to, among other filings, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder or any director, officer or controlling person thereof under this subsection 5.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 5.1.1, 5.1.2 and 5.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 5.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 5.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 5.1.5 from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE VI
MISCELLANEOUS

6.1                               Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail, telecopy, telegram or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail, telecopy, telegram or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed as follows:

To the Company:

Agiliti, Inc.

6625 West 78th Street, Suite 300

Minneapolis, Minnesota 55439

Attention:

Email:

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

300 North LaSalle St.

Chicago, Illinois 60654

Attention:	Richard J. Campbell
Carol Anne Huff
Ana Sempertegui
Email:	richard.campbell@kirkland.com
carolanne.huff@kirkland.com
ana.sempertegui@kirkland.com

To THL Agiliti and the Other Holders:

c/o THL Agiliti LLC

100 Federal Street, 25th Floor

Boston, Massachusetts 02110

Attention:	Shari H. Wolkon
Arthur Price
Email:	swolkon@thl.com
aprice@thl.com

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

300 North LaSalle St.

Chicago, Illinois 60654

Attention:	Richard J. Campbell
Carol Anne Huff
Ana Sempertegui
Email:	richard.campbell@kirkland.com
carolanne.huff@kirkland.com
ana.sempertegui@kirkland.com

To the Executive

Thomas J. Leonard

6625 West 78th Street, Suite 300

Minneapolis, Minnesota 55439

Email:

Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 6.1.

6.2                               Assignment: No Third Party Beneficiaries.

6.2.1                     This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

6.2.2                     Subject to Section 4.1, the rights, duties and obligations hereunder shall be automatically assignable by the Holders to any transferee of all or any portion of such Holder’s Registrable Securities if (i) the Company shall have received written notice of such assignment as provided in Section 6.1 hereof (ii)  the Company shall have received the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement), (iii) giving effect to such transfer, the Registrable Securities transferred to such transferee would be Registrable Securities, and (iv) such transfer shall have been made in accordance with the requirements of applicable law.

6.2.3                     This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees.

6.2.4                     This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and this Section 6.2.

6.2.5                     Any transfer or assignment made other than as provided in this Section 6.2 shall be null and void.

6.3                               Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

6.4                               Governing Law: Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION.

6.5                               Amendments and Modifications. Upon the written consent of the Company and THL Agiliti, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects a Holder (other than THL Agiliti) solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from THL Agiliti shall require the consent of the Holder so affected. No course of dealing between any

Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

6.6                               Other Registration Rights. The Company represents and warrants that no person, other than a Holder of Registrable Securities, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration filed by the Company for the sale of securities for its own account or for the account of any other person. Further, the Company represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

6.7                               Effectiveness; Term. This Agreement shall become effective on the date hereof and shall thereupon replace in full the Existing Registration Rights Agreement. This Agreement shall terminate on the date when no Registrable Securities are outstanding.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:

AGILITI, INC.,
a Delaware corporation

By:	/s/ Charles P. Holden
Name:Charles P. Holden
Title:Chief Financial Officer

THL AGILITI LLC
a Delaware limited liability company

By:	/s/ Charles P. Holden
Name:Charles P. Holden
Title:Chief Financial Officer

[Signature Page to Registration Rights Agreement]

EXECUTIVE:

/s/ Thomas J. Leonard
Thomas J. Leonard

OTHER HOLDERS:

/s/ Michael A. Bell
Michael A. Bell

/s/ Gary L. Gottlieb
Gary L. Gottlieb

/s/ Henry A. McKinnell
Henry A. McKinnell

/s/ Paul M. Montrone
Paul M. Montrone

[Signature Page to Registration Rights Agreement]